PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               FirstBank NW Corp.
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                 (Name of Registrant as Specified in Its Charter)


                               FirstBank NW Corp.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                      N/A
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(2)   Aggregate number of securities to which transactions applies:
                      N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                      N/A
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(4)   Proposed maximum aggregate value of transaction:
                      N/A
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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                     N/A
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(2)   Form, schedule or registration statement no.:
                     N/A
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(3)   Filing party:
                     N/A
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(4)   Date filed:
                     N/A
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







                                  June 15, 2001

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of FirstBank NW Corp. The meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 18, 2001, at 2:00 p.m., local time. The Company is the holding company for FirstBank Northwest.

         The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BDO Seidman, LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                     Sincerely,


                                     /s/Clyde E. Conklin
                                     Clyde E. Conklin
                                     President and Chief Executive Officer

                               FIRSTBANK NW CORP.
                                 920 MAIN STREET
                              LEWISTON, IDAHO 83501
                                 (208) 746-9610


-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 2001
-------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FirstBank NW Corp. ("Company") will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 18, 2001, at 2:00 p.m., local time, for the following purposes:

     (1)    To elect two directors to serve for a term of three years;

     (2) To approve the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on June 1, 2001 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          /s/Larry K. Moxley
                                          LARRY K. MOXLEY
                                          Secretary


Lewiston, Idaho
June 15, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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                                 PROXY STATEMENT
                                       OF
                               FIRSTBANK NW CORP.
                                 920 MAIN STREET
                              LEWISTON, IDAHO 83501
-------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 18, 2001
-------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstBank NW Corp. ("Company"), the holding company for FirstBank Northwest ("Bank"), to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company. The Annual Meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 18, 2001, at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 15, 2001.

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                            VOTING AND PROXY PROCEDURE
-------------------------------------------------------------------------------

         Stockholders Entitled to Vote. Stockholders of record as of the close of business on June 1, 2001 are entitled to a vote for each share of common stock ("Common Stock") of the Company then held. As of June 1, 2001, the Company had 1,533,292 shares of Common Stock issued and outstanding.

         As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

         If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

         Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

         Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

         [X]  FOR the election of the nominees for director; and

         [X] FOR the approval of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

         Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         Participants in the Bank's ESOP or 401(k) Profit Sharing Plan. If you are a participant in the FirstBank Northwest Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Bank's 401(k) Profit Sharing Plan, the proxy card represents a voting instruction to the trustees as to the number of shares in your plan account. Each participant in the ESOP and 401(k) Profit Sharing Plan may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in their sole discretion. The deadline for returning your voting instructions to the trustees is June 11, 2001.

           If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

         Voting. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from the nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected. The approval of the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending March 31, 2002 requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of May 31, 2001, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at June 1, 2001.

                                        Number of Shares     Percent of Shares
Beneficial Owners of More Than 5%       Beneficially Owned      Outstanding
---------------------------------       ------------------      -----------

Westport Asset Management, Inc.
253 Riverside Avenue
Westport, Connecticut  06880                127,200(1)              8.22%

FirstBank Northwest                         157,151(2)             10.16
Employee Stock Ownership Plan Trust

---------------
(1) Information concerning the shares owned by Westport Asset Management, Inc. was obtained from an amendment to Schedule 13G dated February 12, 2001. According to this filing, Westport Asset Management, Inc. has sole voting power with respect to 57,200 shares and shared dispositive power with respect to 127,200 shares.
(2) Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of March 31, 2001, 53,263 shares have been allocated to participants' accounts. The trustees of the ESOP are Clyde E. Conklin and Larry K. Moxley.

         The following table sets forth, as of June 1, 2001, information as to the shares of Common Stock beneficially owned by each director, by the executive officers named in the summary compensation table below and by all executive officers and directors of the Company as a group.

                           Number of Shares              Percent of Shares
Name                       Beneficially Owned (1)(2)        Outstanding
-----                      -------------------------        -----------
Robert S. Coleman, Sr.              25,500                     1.65%
Clyde E. Conklin                    47,853                     3.09
Steve R. Cox                        29,500                     1.91
W. Dean Jurgens                     18,300                     1.18
William J. Larson                    9,820                      *
James N. Marker                      7,651                      *
Larry K. Moxley                     54,955                     3.55

All Executive Officers and
 Directors as a Group (9 persons)  222,813                    14.40%
---------------
* Less than 1% of shares outstanding.

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Conklin, 3,011 shares; Mr. Moxley, 2,996 shares; all executive officers and directors as a group, 9,563 shares.

(2) The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the Company's stock option plans: Mr. Coleman, 2,800; Mr. Conklin, 9,600; Mr. Cox, 2,800; Mr. Jurgens, 2,800; Mr. Larson, 2,800; Mr. Marker,
     2,800; Mr. Moxley, 9,600; and all executive officers and directors as a group, 42,000.

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                        PROPOSAL 1 -- ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

         The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year term, or until their successors have been elected and qualified. The nominees for election this year are William J. Larson and Larry K. Moxley. Messrs. Larson and Moxley are current members of the Board of Directors of the Company and the Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. LARSON AND MOXLEY.

         The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                         Year First
                                         Elected                Term to
Name                     Age (1)         Director (2)           Expire
----                     -------         ------------           ------

                                    NOMINEES
                                    --------

William J. Larson          70              1973                  2004(3)
Larry K. Moxley            50              1997                  2004(3)

                               CONTINUING DIRECTORS
                               --------------------

James N. Marker            64              1974                  2002
Robert S. Coleman, Sr.     73              1978                  2002
W. Dean Jurgens            69              1969                  2003
Clyde E. Conklin           50              1997                  2003
Steve R. Cox               54              1986                  2003

--------------
(1)      As of March 31, 2001.
(2)      Includes prior service on the Board of Directors of the Bank.
(3)      Assuming the individual is re-elected.

         The present principal occupation and other business experience during the last five years of the nominee for election and each director continuing in office is set forth below:

         WILLIAM J. LARSON is a partner in the Quality Inn and Convention Center in Clarkston, Washington and other various real estate development projects. Prior to 1993, he was a partner in Houser & Son, Inc., a livestock and farming operation.

         LARRY K. MOXLEY, who joined the Bank in 1973, currently serves as Chief Financial Officer of the Bank, which position he has held since February 1996. Mr. Moxley has served as Executive Vice President, Chief Financial Officer and Secretary of the Company since its formation in 1997. Mr. Moxley served as Senior Vice President - Finance from 1993 to February 1996 and as Vice President
- Finance from 1984 to 1993.

         W. DEAN JURGENS, a retired certified public accountant, is former President and co-owner of Jurgens & Co., P.A.

         CLYDE E. CONKLIN, who joined the Bank in 1987, has served as the Chief Executive Officer of the Bank since February 1996 and as President and Chief Executive Officer of the Company since its formation in 1997. From September 1994 to February 1996, Mr. Conklin served as Senior Vice President - Lending. In 1993, Mr. Conklin became Vice President - Lending. Prior to that time, Mr. Conklin served as Agricultural Lending Manager.

         STEVE R. COX is the President and a stockholder of Randall, Blake & Cox, P.A., a law firm in Lewiston, Idaho, and is a non-practicing certified public accountant.

         JAMES N. MARKER is general manager and part owner of Idaho Truck Sales Co., Inc., a heavy duty truck dealership.

         ROBERT S. COLEMAN, SR., a retired businessman, is the former President and co-owner of Coleman Oil Co., a petroleum distributor.

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                 MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------

         The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the year ended March 31, 2001, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 23 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

         The Audit Committee, consisting of Directors Cox, Jurgens, Larson, Marker, and Coleman, meets with the Bank's outside auditors to discuss the results of the annual audit and to identify and assign audit duties. The Audit Committee met four times during the fiscal year ended March 31, 2001.

         The Executive Committee, consisting of Directors Cox, Jurgens, Coleman, Conklin and Moxley, is responsible for specific orders of business for the Bank that requires expedient action. The Executive Committee met one time during the fiscal year ended March 31, 2001.

         The Personnel Committee, consisting of the entire Bank's Board of Directors, is responsible for determining compensation for all employees. The Personnel Committee met once during the fiscal year ended March 31, 2001.

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                              DIRECTORS' COMPENSATION
-------------------------------------------------------------------------------

       Non-employee directors currently receive an annual retainer of $10,600. The Chairman of the Board receives an additional $6,000 annually. Directors of the Company who are also employees receive an annual retainer of $8,480.

-------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

         The following information is furnished for the Chief Executive Officer and the Chief Financial Officer of the Company. No other executive officer of the Company or the Bank received salary and bonus in excess of $100,000 during the year ended March 31, 2001.


                                               Long-term Compensation
                      Annual Compensation               Awards
                    ------------------------   ------------------------
                                               Restricted    Number                             All
Name and                                       Stock           of         Other Annual         Other
Position            Year   Salary($)   Bonus   Awards($)(1)  Options(2)   Compensation(3)  Compensation($)
--------            ----   ---------   -----   ------------  ----------   ---------------  ---------------
Clyde E. Conklin    2001   $101,900   $44,295   $             $               $8,480           $12,751(4)
 President and      2000     93,000    59,055        --           --           8,480            10,222
 Chief Executive    1999     93,719    49,280   249,798       24,000           8,480            12,556
 Officer
Larry K. Moxley     2001    $96,000   $33,350   $             $               $8,480           $12,747(4)
 Executive Vice     2000     90,000    66,150        --           --           8,480            10,222
 President and      1999     90,000    47,600   249,798       24,000           8,480            12,556
 Chief Financial
 Officer

------------------
(1) Represents the total value of the award of shares of restricted Common Stock on October 1, 1998 in the following amounts: Mr. Conklin, 15,800 shares; and Mr. Moxley, 15,800 shares. Such awards will vest ratably over a five-year period. At March 31, 2001, the value of the unvested restricted stock awards were: Mr. Conklin, $9,480; and Mr. Moxley, $9,480. Dividends, if any, paid on the restricted Common Stock are accrued and held in arrears until the restricted Common Stock becomes vested.
(2) Represents the value of restricted stock awards at September 4, 1998, the date of grant, pursuant to the MRDP. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock.

(3) Consists of directors fees. Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(4) Amounts reflect: for Mr. Conklin, ESOP contribution of $12,751; for Mr. Moxley, ESOP contribution of $12,747.


      OPTION GRANTS IN LAST FISCAL YEAR. There were no grants made during the fiscal year ended March 31, 2001.

         OPTION EXERCISE/VALUE TABLE. The following information with respect to options exercised during the fiscal year ended March 31, 2001, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the Chief Financial Officer.

                                                      Number of
                                                 Securities Underlying          Value of Unexercised
                   Shares                        Unexercised Options            In-the-Money Options
                                                 at Fiscal Year End(#)          at Fiscal Year End($)(1)
                  Acquired on       Value      ---------------------------    ---------------------------
Name              Exercise(#)    Realized($)   Exercisable   Unexercisable    Exercisable   Unexercisable
----              -----------    -----------   -----------   -------------    -----------   -------------
Clyde E. Conklin      --             --           9,600          14,400            --            --
Larry K. Moxley       --             --           9,600          14,400            --            --

-----------------

(1) The exercise price on the option grant date was $15.81. The market price of the Common Stock at June 1, 2001 was $15.75. Options are in the money only if the market value of the shares covered by the options is greater than the option exercise price.

EMPLOYMENT AGREEMENTS

         On July 1, 1997, the Company and the Bank (collectively, the "Employers") entered into three-year employment agreements with Mr. Conklin and Mr. Moxley. The base salary under the agreements for Messrs. Conklin and Moxley are currently $102,000 and $96,000, respectively, which amounts are paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended for an additional year. The agreements are terminable by the Employers at any time, or by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement for a period of one year, including payment of current cash compensation and continuation of employee benefits.

         The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities,
(c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

         The severance payment from the Employers will equal three times the executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at March 31, 2001, Mr. Conklin and Mr. Moxley would be entitled to severance payments of approximately $501,351 and $487,830, respectively. Section 280G of the Internal Revenue Code of 1986, as amended, states that severance payments which equal or exceed three times the base compensation of the individual for the most recently completed five taxable years are deemed to be "excess parachute payments" if they are contingent upon a change in control.

Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The agreements restrict the executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if the executive voluntarily terminates employment, except in the event of a change in control.

SALARY CONTINUATION AGREEMENTS

         The Bank has entered into salary continuation agreements with Mr. Conklin and Mr. Moxley as an incentive to ensure their continued employment with the Bank and to provide an additional source of retirement income. Under the agreements, Messrs. Conklin and Moxley would receive lifetime benefits of $4,583 and $4,375 per month, respectively, upon retirement at or after attaining age
60. The monthly benefit would be reduced proportionately in accordance with a specified vesting schedule in the event of termination of employment prior to age 60. The agreements also provide for payment of a reduced benefit in the event of disability and a lump sum death benefit in the event of death while employed by the Bank. In the event of a change in control of the Bank, the agreements provide that the executive would be entitled to a lump sum payment based on his vested benefit when the change in control occurred. The Bank has purchased life insurance on Messrs. Conklin and Moxley to informally fund the Bank's obligations under the salary continuation agreement funded by a single premium annuity in 1995.

-------------------------------------------------------------------------------
                         AUDIT COMMITTEE MATTERS
-------------------------------------------------------------------------------

         AUDIT COMMITTEE CHARTER. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company.

         REPORT OF THE AUDIT COMMITTEE. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended March 31, 2001:

    * The Audit Committee has completed its initial review and discussion of the Company's 2001 audited financial statements with management;

    * The Audit Committee has discussed with the independent auditors (BDO Seidman, LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

    * The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1,Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

    * The Audit Committee has, based on its initial review and discussions with management of the Company's 2001 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2001 be included in the Company's Annual Report on Form 10-KSB.

         Audit Committee:        Steve R. Cox, Chairman
                                 W. Dean Jurgens
                                 William J. Larson
                                 James N. Marker
                                 Robert S. Coleman

         INDEPENDENCE AND OTHER MATTERS. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

-------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended March 31, 2001, all transactions which were required to be filed were filed in a timely manner.

-------------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
-------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $1,007,414 at March 31, 2001. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

-------------------------------------------------------------------------------
           PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

         BDO Seidman, LLP served as the Company's independent auditors for the fiscal year ended March 31, 2001. The Board of Directors has appointed BDO Seidman, LLP as independent auditors for the fiscal year ending March 31, 2002, subject to approval by stockholders. A representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

AUDIT FEES

         The aggregate fees billed to the Company by BDO Seidman, LLP, for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in the Company Forms 10-Q for that year, including travel expenses, were $63,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         BDO Seidman, LLP performed no financial information system design or implementation work for the Company during the fiscal year ended March 31, 2001.

ALL OTHER FEES

         Other than audit fees, the aggregate fees billed to the Company by BDO Seidman, LLP for fiscal 2001, none of which were financial information systems design and implementation fees, were $10,500. The Audit Committee of the Board of Directors determined that the services performed by BDO Seidman, LLP other than audit services are not incompatible with BDO Seidman, LLP maintaining its independence.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the Meeting, other independent public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

-------------------------------------------------------------------------------
                                  OTHER MATTERS
-------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-------------------------------------------------------------------------------
                                  MISCELLANEOUS
-------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company or the Bank may solicit proxies personally or by telecopier or telephone without additional compensation.

         The Company's 2000 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on June 1, 2001. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 2001, as filed with the SEC, will be furnished without charge to stockholders of record as of June 1, 2001 upon written request to Larry K. Moxley, Corporate Secretary, FirstBank NW Corp., 920 Main Street, Lewiston, Idaho 83501.

-------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

         Proposals of stockholders intended to be presented at the Company's Annual Meeting expected to be held in July 2002 must be received by the Company no later than February 15, 2002 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         The Company's Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice in writing of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/Larry K. Moxley
                                        LARRY K. MOXLEY
                                        Secretary


Lewiston, Idaho
June 15, 2001

                                 REVOCABLE PROXY
                                FIRSTBANK NW CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 18, 2001

         The undersigned hereby appoints the entire Board of Directors of FirstBank NW Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 18, 2001, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                   VOTE
                                                     FOR          WITHHELD
                                                     ---          --------
1.     The election as directors of the nominees    [   ]          [    ]
       listed below (except as marked to the
       contrary below).

       William J. Larson
       Larry K. Moxley

       INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
       FOR ANY INDIVIDUAL NOMINEE, WRITE THE
       NOMINEE'S NAME ON THE LINE BELOW.

       -------------------------------------


       -------------------------------------

                                                       FOR   AGAINST   ABSTAIN
                                                       ---   -------   -------

2      The approval of the appointment of BDO Seidman, [  ]    [  ]     [  ]
       LLP as independent auditors for the fiscal year ending March 31, 2002.

3. In their discretion, upon such other matters as may properly come before the meeting.


       The Board of Directors recommends a vote "FOR" the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 15, 2001 and the 2001 Annual Report to Stockholders.


Dated: June 15, 2001




-------------------------                           -------------------------
PRINT NAME OF STOCKHOLDER                           PRINT NAME OF STOCKHOLDER


------------------------                            ------------------------
SIGNATURE OF STOCKHOLDER                            SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.